UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 25, 2017

(Date of Report; Date of Earliest Event Reported)

STEIN MART, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	0-20052	64-0466198
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Riverplace Blvd., Jacksonville, Florida 32207

(Address of Principal Executive Offices Including Zip Code)

(904) 346-1500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Stein Mart, Inc. is filing this Amendment No. 1 to its Current Report on Form 8-K filed on October 25, 2017 (the “Original Report”) solely to correct the inadvertent misspelling of Ms. McLean’s last name. All other information in the Original Report remains unchanged.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(b) Departure of Named Executive Officer

On October 25, 2017, Stein Mart, Inc. (the “Company”) terminated Roseann McLean as Executive Vice President, Merchandise Planning and Allocation effective as of October 25, 2017.

A description of the separation payments to Ms. McLean in accordance with her Employment Agreement is set forth below.

(e) Compensatory Arrangements

In accordance with her Employment Agreement, Ms. McLean will be entitled to receive certain payments and benefits, including one year of her annual base salary and certain insurance benefits, all of which total approximately $0.40 million.

The Employment Agreement contains restrictive covenants and confidentiality provisions, including non-solicitation and non-disparagement obligations for two years.

ITEM 7.01	REGULATION FD DISCLOSURE

On October 26, 2017, the Company issued a press release announcing that the Company has instituted cost reductions expected to total savings of approximately $10 million (pre-tax) in 2018 including the elimination of approximately 10 percent of its corporate office headcount. These actions are part of the Company’s ongoing efforts to control costs and simplify its business processes in this highly competitive retail environment. Most of the other cost reductions are also at the corporate headquarters.

The press release also announced that the Company plans to release its third quarter 2017 financial results after the U.S. financial markets close on Wednesday, November 15, 2017. At 4:30 p.m. ET that day, management will hold a conference call to discuss results and operations. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated October 26, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEIN MART, INC. (Registrant)

Date: October 27, 2017	By:	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer